IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:)	CASE NO. 13-16126 (RJH)
Electric Transportation Engineering Corporation)	
)	**BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT**
)	MONTH OF JANUARY 2014
)	DATE PETITION FILED: SEPTEMBER 16, 2013
Debtor)	TAX PAYER ID NO. : #86-0834755

Nature of Debtor's Business: Transitioning assets to buyers and winding down the entity

DATE DISCLOSURE STATEMENT	FILED		TO BE FILED	X
DATE PLAN OF REORGANIZATION	FILED		TO BE FILED	X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	2/24/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 13-16126 (RJH)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				
	Operating	Credit Card	Blink		Total
	#6400	#9124	#8207		
Balance at Beginning of Period	690,074	177,705	9,330		877,109
RECEIPTS					
Cash Sales					
Accounts Receivable					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Collection for Purchasing entity		52,361			52,361
Other (attach list)	1,003				1,003
TOTAL RECEIPTS	1,003	52,361			53,365
DISBURSEMENTS					
Business - Ordinary Operations	54				54
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other - write off invalid Deposit in Transit	3,941	503			4,444
Pay back other purchasing Entity					
for rec collected on their behalf					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS	3,995	503			4,498
Balance at End of Month	687,083	229,564	9,330		925,977

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	4,498
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	4,498

Case Number: 13-16126 (RJH)

OTHER RECEIPTS

	As of 1/31/2014
PG&E - refund for duplicate payment (CCGI & Ecotality)	27
State of CA - refund for payroll tax	976
	1,003

Case Number: 13-16126 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

	1/31/2014	1/1/14 - 1/31/14	9/17/13 -1/31/14
REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	0		483,432
Less: Returns & Discounts			
Net Revenue	0	0	483,432
COST OF GOODS SOLD			
Material			142,675
Direct Labor	0	0	21,446
Direct Overhead (Sprint & Utility for charger connectivity to network)	-259	-259	62,667
Blink Cost of Revenue Share			16,860
Depreciation in COGs - Project Assets			2,310,569
Total Cost of Goods Sold	-259	-259	2,554,217
GROSS PROFIT	259	259	-2,070,785
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)			6,005
General & Administrative (attach detail)	32,743	32,743	580,956
Other Expenses (attach detail)			142,143
Total Operating Expenses	32,743	32,743	729,104
Income Before Non-operating Income and Expense	-32,484	-32,484	-2,799,889
OTHER INCOME & EXPENSE			
Other Income - Asset Sales Normal Course			-1,200
Other Expense (attach list)			-1,072
Interest Expense			269
Depreciation/Depletion			0
Amortization		0	0
Net Other Income & Expense	0	0	-2,003
Income Before Reorganization Expense	-32,484	-32,484	-2,797,886
REORGANIZATION EXPENSES			
Professional Fees		0	0
U.S. Trustee Fees		0	0
Other - Impairment Loss			14,269,095
Gain / Loss on Sale of Assets			114,526
Total Reorganization Expenses	0	0	14,383,621
Income Tax	0	0	0
NET PROFIT OR (LOSS)	-32,484	-32,484	-17,181,507

Case Number: 13-16126 (RJH)

Operating Expense Detail

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	1/31/2014	1/1/14 - 1/31/14	9/17/13 -1/31/14
	Current Month	Year to Date	Total Since Filing
Selling & Marketing			
G&A Labor and employee related			4,530
Telephone			86
Travel and Meals			0
Office / Postage			0
Professional			0
Marketing			715
Web Development			0
License and Dues			475
Other			199
Total Selling and Marketing	0	0	6,005
General and Administrative			
G&A Labor and employee related	-950	-950	229,185
Telephone	1,161	1,161	19,080
Travel and Meals	0	0	3,167
Recruiting	0	0	0
Office / Postage	54	54	2,542
Professional Fees	33	33	20,960
Vehicles	0	0	3,659
Computer and IT	0	0	52,347
Marketing	0	0	36,119
Small Tools	0	0	0
Certification Expense	0	0	30,779
Dues and Subscriptions	0	0	2,553
Rent, Utilities and Maintenance	2,117	2,117	42,938
Business Insurance	19,640	19,640	120,854
Property Tax	0	0	0
Other	10,688	10,688	16,773
Total General & Administrative	32,743	32,743	580,956
Other Expenses			
Depreciation Expense			145,452
R&D Labor and employee related			0
R&D Travel			0
R&D expense			-3,309
R&D Development			
Total Other Expenses	**0**	**0**	**142,143**

Case Number: 13-16126 (RJH)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	1/31/2014	12/31/2013
ASSETS	**CURRENT MONTH**	**PRIOR MONTH**
Unrestricted Cash	925,976	877,109
Restricted Cash		
Total Cash	**925,976**	**877,109**
Accounts Receivable (net)	96,887	96,887
Inventory		
Notes Receivable		
Prepaid Expenses - Deposit	8,897	8,897
Other Receivables from CCGI for expenses passed on	138,850	300,449
Total Current Assets	**1,170,610**	**1,283,342**
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)		
Other Assets - Inter Company Receivable (4A)	3,978,744	3,978,744
Other- Asset held for sale		
TOTAL ASSETS	**5,149,354**	**5,262,086**
POST-PETITION LIABILITIES		
Accounts Payable	217,889	161,841
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Inter Company Payable (attach list - 4A)	284,867	259,052
Other - Liabilities passed on to CCGI	138,850	300,449
Other - Accrual Vacation and Wages		512
Total Post-Petition Liabilities	**641,606**	**721,854**
PRE-PETITION LIABILITIES		
Secured Debt	129,458	129,458
Priority Debt		
Unsecured Debt		
Inter Company Payable (attach list - 4A)	87,537,638	87,537,638
Other (attach list - 4B)	8,499,604	8,499,604
Total Pre-Petition Liabilities	96,166,700	96,166,700
TOTAL LIABILITIES	**96,808,306**	**96,888,554**
EQUITY		
Pre-petition Owner's Equity	-74,477,445	-74,477,445
Post-Petition Cumulative Profit/Loss	-17,181,507	-17,149,023
Direct Charges to Equity	0	0
Total Equity	**-91,658,952**	**-91,626,468**
TOTAL LIABILITIES & OWNER'S EQUITY	**5,149,354**	**5,262,086**

Case Number: 13-16126 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	1/31/2014 CURRENT MONTH	12/31/2013 PRIOR MONTH
Pre Petition Inter Company Payable		
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-85,868,320	-85,868,320
Due To Ecotality Australia Pty Ltd.	0	0
Total Pre Petition Intercompany	**-87,537,638**	**-87,537,638**
Post Petition Inter Company Payable		
Due to The Clarity Group	0	0
Due To Ecotality Inc.	-284,867	-259,052
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Payable	**-284,867**	**-259,052**
Post Petition Inter Company Receivable		
Due to The Clarity Group	0	0
Due to Ecotality Inc.	3,978,744	3,978,744
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Receivable	**3,978,744**	**3,978,744**

Total Inter Company Receivables / Payables	CURRENT MONTH	CURRENT MONTH
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-82,174,443	-82,148,628
Due To Ecotality Australia Pty Ltd.	0	0
TOTAL Inter Company	**-83,843,761**	**-83,817,946**

Note - Inter company balances are a net of payables and receivables by entity

Case Number: 13-16126 (RJH)

Other Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	1/31/2014	12/31/2013
Other Liabilities	**CURRENT MONTH**	**PRIOR MONTH**
Accounts Payable	6,628,452	6,065,812
Blink Hosts	90,843	90,843
Accrued Payroll		0
Accrued Liabilities	1,580,313	2,142,953
Sales Tax payable	199,995	199,995
	8,499,604	8,499,604

Case Number: 13-16126 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

			As of	1/31/2014
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	140,937			140,937
Less Amount Considered Uncollectible	-44,050			-44,050
Net Accounts Receivable	96,887			96,887

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	13,924,258
Plus: Purchases	
Less: Cost of Goods Sold/ Assets sold	-13,924,258
Ending Inventory	0

Date Last Inventory was taken: All inventory sold as of 10/15/13

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	49,629,451	144,248	-49,773,699	0
Accumulated Depreciation	31,933,619	2,559,156	-34,492,776	0
Net Equipment	17,695,832	-2,414,908	-15,280,924	0
Autos/Vehicles	1,835,624		-1,835,624	0
Accumulated Depreciation	634,011	39,511	-673,523	0
Net Autos/Vehicles	1,201,613	-39,511	-1,162,102	0

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 13-16126 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

As of 1/31/2014

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	+ 60 Days	+ 90 Days
Accounts Payable *	217,889	63,477	58,210	38,969	57,233
Taxes Payable	0	0			
Notes Payable					
Professional Fees Payable					
Secured Debt	0	0	0	0	
Other (attach list)					
Total Post-Petition Liabilities					

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (RJH)

AP Listing

(Accrual Basis)

Detail of Accounts Payable - Post Petition

Vendor	As of 1/31/2014 Balance	Current	>30 days	>60 days	>90 days
8X8 INC	2,988				2,988
AT&T MOBILITY	9,151			4,144	5,007
ARIZONA PUBLIC SERVICE	179	179			
BOX.NET INC	1,814			966	848
CISCO SYSTEMS CAPITAL CORPORATION	4,783				4,783
CISCO WEBEX LLC	326				326
CITY OF PHOENIX-WATER SERVICES	64	64			
CITY OF PHOENIX	96		96		
CITY TREASURER - TACOMA	149			149	
CORVUS ENERGY LTD	4,658			4,658	
DIGITAL THE FRUTH GROUP	342			342	
EIDE BAILLY LLP	6,531	6,531			
GUARD O MATIC, INC	141				141
HOME DEPOT	61				61
NISSAN MOTOR ACCEPTANCE CORP	352				352
PGE	7				7
San Diego Gas & Electric	132				132
SILVERWINGS UNIQUE INC	3,150				3,150
SOUTHERN CALIFORNIA EDISON	179			179	
SPRINT	7,858			7,858	
TECHNICAL PROFESSIONALS GROUP, LLC	8,106			2,887	5,218
UNDERWRITERS LABORATORIES	468			468	
UNITED PARCEL SERVICE	179		3	29	147
XO HOLDINGS, LLC dba	4,074	1,967		2,107	
	55,788	8,740	99	23,788	23,160
Rent Accrual (office space)	6,375	2,375	2,000	2,000	
Due CCGi	121,653	52,361	56,111	13,181	
Blink Customers	34,073				34,073
TOTAL PAYABLES	217,889	63,477	58,210	38,969	57,233

Case Number: 13-16126 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 1

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company has sold all assets as of 10/15/13 and is in the process of winding down operations

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: JANUARY 2014
Account # 6400
Bank Name Bank of America

Cash/Electronic Disbursements		DECEMBER 2013	
Date	Payee	Purpose	Amount
12/16/13	Bank of America	Bank Fee	44
12/30/13	Bank of America	Bank Fee	10
		Total Cash/Electronic Disbursements	54

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
				0
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	54

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: JANUARY 2014
Account # 9124
Bank Name Bank of America

Cash/Electronic Disbursements		DECEMBER 2013	
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	0

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				0
Total checks listed on continuation pages				0

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	0